UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  _____________________________

SCHEDULE 14A

  _____________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TG VENTURE ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

TG VENTURE ACQUISITION CORP.
1390 Market Street, Suite 200
San Francisco, CA 94102

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF TG VENTURE ACQUISITION CORP.

TO BE HELD ON OCTOBER 27, 2023

To the Stockholders of TG Venture Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the stockholders of TG Venture Acquisition Corp., a Delaware corporation (“we”, “us”, “our”, the “Company” or “TGVC”), will be held on October 27, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address: www.virtualshareholdermeeting.com/TGVC2023SM2. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement is dated October 11, 2023, and is first being mailed to our stockholders on or about October 12, 2023. You are cordially invited to attend the Special Meeting for the following purposes:

Proposal No. 1—The “Charter Amendment Proposal”—A proposal to amend TGVC’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which TGVC has to consummate a business combination from November 5, 2023 (the “Original Termination Date”) to December 5, 2023 (the “Combination Period”), and to allow TGVC, without another stockholder vote, to elect to extend the Combination Period on a monthly basis for up to five times by an additional one month each time after December 5, 2023, by resolution of TGVC’s board of directors (the “Board”), if requested by Tsangs Group Holdings Limited (the “Sponsor”), and upon five days’ advance notice prior to the expiration of the applicable Combination Period, until May 5, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (such amendment, the “Charter Amendment”);

Proposal No. 2—The “Trust Amendment Proposal”—A proposal to amend the Investment Management Trust Agreement, dated November 2, 2021, as amended, by and between Continental Stock Transfer & Trust Company and the Company (as amended, the “Trust Agreement”), allowing TGVC to extend the date by which the Trust Account (as defined below) is to be liquidated pursuant to the Trust Agreement, from November 5, 2023 (the “Original Liquidation Date”) to May 5, 2024, unless the closing of a business combination shall have occurred prior thereto (the “Trust Amendment” and together with the Charter Amendment, the “Extension”); and

Proposal No. 3—The “Adjournment Proposal”—A proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock, par value $0.0001 per share of TGVC (“common stock”) represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Extension the holders of our Class A common stock (as defined below) have elected to redeem an amount of shares such that TGVC would not adhere to the continued listing requirements of the Nasdaq Global Market (“Nasdaq”).

Each proposal is more fully described in the accompanying proxy statement. Please carefully read each of the proposals in the accompanying proxy statement before you vote.

The Charter Amendment Proposal and the Trust Amendment Proposal are each cross-conditioned on the approval of the other. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal, or if the holders of our Class A common stock have elected to redeem an amount of shares such that TGVC would not adhere to the continued listing requirements of Nasdaq.

i

Only holders of record of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”) and shares of our Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on October 10, 2023, the record date for the meeting (the “Record Date”) are entitled to notice and to vote at the Special Meeting and any adjournments or postponements thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our Charter currently states that we have until November 5, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we would have until up to May 5, 2024 to complete our initial Business Combination.

On December 5, 2022 we entered into a business combination agreement (the “Business Combination Agreement”) with The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Flexi”), The Flexi Group Holdings Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of Flexi (“PubCo”), The Flexi Merger Co. Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of PubCo (“Target Merger Sub”), and Flexi Merger Co. LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of PubCo (“SPAC Merger Sub”), pursuant to which among other things, (i) Flexi will merge with and into Target Merger Sub, upon which the separate existence of Target Merger Sub will cease and Flexi will be the surviving corporation and a direct, wholly owned subsidiary of PubCo, and (ii) TGVC will merge with and into SPAC Merger Sub (the transactions contemplated by the Business Combination Agreement, including the mergers, the “Flexi Business Combination”), upon which the separate existence of SPAC Merger Sub will cease and TGVC will be the surviving corporation and a direct, wholly owned subsidiary of PubCo. On August 10, 2023, TGVC, PubCo, Target Merger Sub, SPAC Merger Sub and Flexi entered into the First Amendment to Business Combination Agreement, which revises the earnout periods set forth in the Business Combination Agreement to provide that Flexi shareholders may receive an aggregate of up to 2,900,000 shares of PubCo, par value $0.0001 per share based on PubCo’s revenue targets achieved during the first two full fiscal years following the closing of the Flexi Business Combination.

Our Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal are necessary for the Company to be able to consummate an initial Business Combination. Although TGVC and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Flexi Business Combination, including that Flexi has filed a registration statement on Form F-4 (which includes the TGVC preliminary proxy statement/prospectus therein), there will not be sufficient time before November 5, 2023 to consummate the Flexi Business Combination. Accordingly, the Board believes that for the Company to be able to consummate the Flexi Business Combination, it is in the best interests of TGVC to obtain the Extension, and for our stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal so that they have the opportunity to participate in our prospective investment. There can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the Flexi Business Combination will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow us to adjourn the Special Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Extension the holders of Class A common stock have elected to redeem an amount of shares such that TGVC would not adhere to the continued listing requirements of Nasdaq.

Pursuant to our Charter, in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, we are providing the holders of shares of our common stock (the “Public Shares” and such holders, the “Public Stockholders”) originally sold as part of the Units issued in our initial public offering (the “IPO”) with the opportunity to redeem (the “Election”) their Public Shares for a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the trust account (the “Trust Account”) established by the Company and Continental Stock Transfer & Trust Company to hold the proceeds of the IPO and a portion of the proceeds of the sale of the warrants issued to the Sponsor in a private placement, including interest not previously released to us to pay the Company’s taxes, divided by (y) the number of then outstanding Public Shares. Public Stockholders may elect to redeem their Public Shares whether or not they are holders as of the Record Date and whether or not they vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal. An Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote at the Special Meeting. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Public Shares sold in the IPO. Holders of our outstanding warrants sold in the IPO (“Public Warrants”), which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension.

In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial Business Combination.

Our Sponsor, officers, directors and/or their affiliates (the “Initial Stockholders”) have agreed to waive their redemption rights in connection with the Extension with respect to any shares of Class B common stock they hold and any Public Shares they may have acquired during or after the IPO. Shares of our Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, the Initial Stockholders own approximately 67.5% of our issued and outstanding shares of common stock, including all of the shares of Class B common stock, and we have been informed by the Initial Stockholders that they intend to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

We are not asking you to vote on an initial Business Combination at this time. We or PubCo will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial Business Combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit us to consummate an initial Business Combination and we may not have sufficient round lot holders to remain listed on Nasdaq.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension. The Business Combination Agreement provides that completion of the Flexi Business Combination is conditioned on, among other things, us having net tangible assets of not less than $5,000,001 either immediately prior to or upon consummation of the closing of the Flexi Business Combination, after deducting (i) the amount required to satisfy our obligations to our Public Stockholders that exercise their redemption rights, and (ii) the value of our transaction expenses (the “Net Tangible Assets Condition”). If a substantial number of Public Stockholders exercise their redemption rights and the Net Tangible Assets Condition is not satisfied, then the Business Combination Agreement could be terminated, and the Flexi Business Combination may not be consummated. In addition, in no event will we redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, as provided in our Charter. Consequently, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would prevent the Net Tangible Assets Condition from being satisfied or cause us to have less than $5,000,001 of net tangible assets, as provided in our Charter, following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date, Public Stockholders that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by May 5, 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial Business Combination by November 5, 2023 as contemplated by our IPO prospectus and in accordance with our amended Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (x) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (y) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Public Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire and become worthless in the event we wind up.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we comply with certain procedures set forth in Section 280 of the DGCL intended to ensure that we make reasonable provision for all claims against us, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination.

The Board has unanimously determined that Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Okapi Partners LLC, at (855) 208-8903; banks and brokers can call at (212) 297-0720.

By Order of the Board of Directors of TG Venture Acquisition Corp.

/s/ Patrick Tsang
Patrick Tsang
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote by attending the Special Meeting and voting via the virtual meeting platform. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote via the virtual meeting platform by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting AGAINST the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 27, 2023: This notice of meeting, accompanying proxy statement and our 2022 Annual Report on Form 10-K are available at http://www.sec.gov.

v

TG VENTURE ACQUISITION CORP.

1390 Market Street, Suite 200

San Francisco, CA 94102

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 27, 2023

PROXY STATEMENT

A special meeting of the stockholders (the “Special Meeting”) of TG Venture Acquisition Corp., a Delaware corporation (“we”, “us”, “our”, the “Company”, or “TGVC”), will be held on October 27, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address www.virtualshareholdermeeting.com/TGVC2023SM2, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:

1.	Proposal No. 1—The “Charter Amendment Proposal”—A proposal to amend TGVC’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which TGVC has to consummate a business combination from November 5, 2023 (the “Original Termination Date”) to December 5, 2023 (the “Combination Period”), and to allow TGVC, without another stockholder vote, to elect to extend the Combination Period on a monthly basis for up to five times by an additional one month each time after December 5, 2023, by resolution of TGVC’s board of directors (the “Board”), if requested by Tsangs Group Holdings Limited (the “Sponsor”), and upon five days’ advance notice prior to the expiration of the applicable Combination Period, until May 5, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (such amendment, the “Charter Amendment”);

2.	Proposal No. 2—The “Trust Amendment Proposal”—A proposal to amend the Investment Management Trust Agreement, dated November 2, 2021, as amended, by and between Continental Stock Transfer & Trust Company and the Company (as amended, the “Trust Agreement”), allowing TGVC to extend the date by which the Trust Account (as defined below) is to be liquidated pursuant to the Trust Agreement, from November 5, 2023 (the “Original Liquidation Date”) to May 5, 2024, unless the closing of a business combination shall have occurred prior thereto (the “Trust Amendment” and together with the Charter Amendment, the “Extension”); and

3.	Proposal No. 3—The “Adjournment Proposal”—A proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Extension the Public Stockholders (as defined below) have elected to redeem an amount of Public Shares (as defined below) such that TGVC would not adhere to the continued listing requirements of the Nasdaq Global Market (“Nasdaq”).

Each proposal is more fully described in this proxy statement. Please carefully read each of the proposals in this proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our Charter currently states that we have until November 5, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

Our Board currently believes that there may not be sufficient time before November 5, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and to consummate a Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

Pursuant to our Charter, in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, we are providing the holders of shares of our common stock (the “Public Shares” and such holders, the “Public Stockholders”) originally sold as part of the Units issued in our initial public offering (the “IPO”) with the opportunity to redeem (the “Election”) their shares for a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the trust account (the “Trust Account”) established by the Company and Continental Stock Transfer & Trust Company to hold the proceeds of the IPO and a portion of the proceeds of the Private Placement (as defined below), including interest not previously released to us to pay our taxes, divided by (y) the number of then outstanding Public Shares. Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal. An Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote at the Special Meeting. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding the Public Shares. Holders of our outstanding warrants sold in the IPO (“Public Warrants”), which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock at the close of business on October 10, 2023, the record date for the meeting (the “Record Date”), the holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by May 5, 2024.

Our Sponsor, officers, directors and/or their affiliates (the “Initial Stockholders”) are not entitled to redeem the Founder Shares (as defined below) and have agreed to waive their redemption rights with respect to any Public Shares held by them in connection with a stockholder vote to approve an amendment to our Charter.

On December 5, 2022 we entered into a business combination agreement (the “Business Combination Agreement”) with The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Flexi”), The Flexi Group Holdings Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of Flexi (“PubCo”), The Flexi Merger Co. Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of PubCo (“Target Merger Sub”), and Flexi Merger Co. LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of PubCo (“SPAC Merger Sub”), pursuant to which among other things, (i) Flexi will merge with and into Target Merger Sub, upon which the separate existence of Target Merger Sub will cease and Flexi will be the surviving corporation and a direct, wholly owned subsidiary of PubCo, and (ii) TGVC will merge with and into SPAC Merger Sub (the transactions contemplated by the Business Combination Agreement, including the mergers, the “Flexi Business Combination”), upon which the separate existence of SPAC Merger Sub will cease and TGVC will be the surviving corporation and a direct, wholly owned subsidiary of PubCo. On August 10, 2023, TGVC, PubCo, Target Merger Sub, SPAC Merger Sub and Flexi entered into the First Amendment to Business Combination Agreement, which revises the earnout periods set forth in the Business Combination Agreement to provide that Flexi shareholders may receive an aggregate of up to 2,900,000 shares of PubCo, par value $0.0001 per share based on PubCo’s revenue targets achieved during the first two full fiscal years following the closing of the Flexi Business Combination.

The Business Combination Agreement provides that completion of the Flexi Business Combination is conditioned on, among other things, us having net tangible assets of not less than $5,000,001 either immediately prior to or upon consummation of the closing of the Flexi Business Combination, after deducting (i) the amount required to satisfy our obligations to our Public Stockholders that exercise their redemption rights, and (ii) the value of our transaction expenses (the “Net Tangible Assets Condition”). If a substantial number of Public Stockholders exercise their redemption rights and the Net Tangible Assets Condition is not satisfied, then the Business Combination Agreement could be terminated and the Flexi Business Combination may not be consummated. In addition, in no event will we redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, as provided in the Charter. Consequently, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would prevent the Net Tangible Assets Condition from being satisfied, or cause us to have less than $5,000,001 of net tangible assets following the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $14.65 million that was in the Trust Account as of October 9, 2023. In such event, we may need to obtain additional funds to consummate a Business Combination and for our shares to be or remain listed on Nasdaq, and we may not have sufficient round lot holders to remain listed on Nasdaq.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by November 5, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Public Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock (the “Class B common stock”) will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Based on the amount in the Trust Account as of October 9, 2023, which was approximately $14.65 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.97 at the time of the Special Meeting. The closing price of the Public Shares on Nasdaq on October 9, 2023 was $10.69. We cannot assure our Public Stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such Public Stockholders wish to sell their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we comply with certain procedures set forth in Section 280 of the DGCL intended to ensure that we make reasonable provision for all claims against us, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price (calculated as (x) the aggregate amount then on deposit in the Trust Account (including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes), divided by (y) the number of then outstanding Public Shares), and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial Business Combination on or before May 5, 2024. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any initial Business Combination through the expiration of the Combination Period if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on October 10, 2023 as the Record Date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 4,282,345 shares of common stock outstanding, of which 1,393,196 were shares of Class A common stock (1,335,696 of which were Public Shares) and 2,889,149 were shares of Class B common stock. Our Public Warrants do not have voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi a fee of up to $25,000 plus disbursement of its expenses. We will reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies, though they may be reimbursed for their reasonable out-of-pocket expenses.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the Record Date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or we have not consummated a Business Combination by May 5, 2024.

This proxy statement is dated October 11, 2023 and is first being mailed to stockholders on or about October 12, 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a Business Combination, and any other statements that are not statements of current or historical facts.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	our ability to effect the Charter Amendment or the Trust Amendment or consummate a Business Combination;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	our ability to finance and consummate a Business Combination.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed under the laws of the State of Delaware on February 8, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination involving the Company and one or more businesses. On November 5, 2021, we consummated our IPO of 11,500,000 Units, including the issuance of 1,500,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock and one redeemable warrant. Each warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to us of $115,000,000. The Public Warrants will expire five years after the completion of our initial Business Combination, or earlier upon redemption or liquidation. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before a certain date.

In our case, such certain date is November 5, 2023. Without the Extension, TGVC’s Board believes that TGVC will not, despite its best efforts, be able to complete a Business Combination on or before November 5, 2023. We entered into the Business Combination Agreement on December 5, 2022, as amended on August 10, 2023, and the Board believes that it is in the best interests of TGVC’s stockholders to continue TGVC’s existence until May 5, 2024 (if all five additional monthly extensions are exercised) in order to allow TGVC additional time to complete the Flexi Business Combination pursuant to the Business Combination Agreement and is therefore holding this Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on October 27, 2023, at 10:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

You can participate in the meeting and vote via live webcast by visiting www.virtualshareholdermeeting.com/TGVC2023SM2.

Q:	How do I vote?

A:	If you were a holder of record of common stock on October 10, 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on October 26, 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/TGVC2023SM2 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Special Meeting?

A:	If you are a registered stockholder, you will receive a proxy card from Broadridge Corporate Issuer Solutions, Inc. The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access.

You can pre-register to attend the virtual Special Meeting starting October 24, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser www.proxyvote.com, enter your control number, name and email address. Once you pre-register, you can vote your shares. At the start of the Special Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person (via the virtual meeting platform), we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	TGVC stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1—The Charter Amendment Proposal—A proposal to amend the Charter to extend the Original Termination Date to consummate a business combination to December 5, 2023, and to allow TGVC, without another stockholder vote, to elect to extend the Combination Period on a monthly basis for up to five times by an additional one month each time, by resolution of the Board, if requested by the Sponsor, and upon five days advance notice prior to the applicable Combination Period, until May 5, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto;

2.	Proposal No. 2—The Trust Amendment Proposal—A proposal to amend the Trust Agreement, allowing TGVC to extend the Original Liquidation Date to liquidate the Trust Account to May 5, 2024, unless the closing of a business combination shall have occurred prior thereto; and

3.	Proposal No. 3—The Adjournment Proposal—A proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Charter Amendment Proposal the Public Stockholders have elected to redeem an amount of Public Shares such that TGVC would not adhere to the continued listing requirements of Nasdaq.

Q:	What are the purposes of the Extension?

A:	The sole purpose of the Extension is to provide us with sufficient time to complete a Business Combination. On December 5, 2022, we entered into the Business Combination Agreement with Flexi, PubCo, Target Merger Sub and SPAC Merger Sub. Our Board currently believes that there will not be sufficient time before November 5, 2023 to complete the Flexi Business Combination, and accordingly the Extension is necessary for the Company to be able to consummate the Flexi Business Combination. Completion of the Flexi Business Combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and approval of the transaction by our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the Original Termination Date by which we must consummate a Business Combination and the Original Liquidation Date by which the Trust Account must be liquidated in order to provide our stockholders with the opportunity to participate in the prospective investment. We intend to hold another stockholders meeting prior to May 5, 2024 in order to seek stockholder approval of the Flexi Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

While we have entered into the Business Combination Agreement with Flexi and the other parties thereto, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the Flexi Business Combination will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow us to adjourn the Special Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Extension the Public Stockholders have elected to redeem an amount of Public Shares such that TGVC would not adhere to the continued listing requirements of Nasdaq.

If the Extension is implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination until up to May 5, 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $14.65 million (including interest but less the funds used to pay taxes) that was in the Trust Account as of October 9, 2023, which could impact our ability to consummate a Business Combination.

We will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would prevent the Net Tangible Assets Condition from being satisfied or cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by (y) the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by Public Stockholders (excluding the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants, which will expire and become worthless in the event we wind up.

Q:	Why is the Company proposing the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal?

A:	Our Charter and the Trust Agreement provide for the return of the IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination(s) consummated on or before November 5, 2023. While we are using our best efforts to complete a Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before November 5, 2023 to complete a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in its Charter. The purpose of the Extension is to provide us with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders as we require additional time to prepare, file with the Securities and Exchange Commission (the “SEC”), and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Election, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by May 5, 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Our Board believes stockholders will benefit from us consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to extend the Combination Period from November 5, 2023 to up to May 5, 2024. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before November 5, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by (y) the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination target in the timeframe contemplated by the Charter. Our Board also believes, however, that it is in the best interests of our stockholders to provide us with additional time to complete a Business Combination.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	The Initial Stockholders are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of all of the proposals. The Initial Stockholders own 2,889,149 shares of common stock. As of the Record Date, the Initial Stockholders beneficially own an aggregate of approximately 67.5% of the outstanding common stock.

None of the Initial Stockholders currently have an intention to purchase Public Shares or Public Warrants prior to the Special Meeting. However, subject to Rule 14e-5 of the Exchange Act, at any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, the Initial Stockholders may purchase Public Shares or Public Warrants prior to the Special Meeting. The purpose of such transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination, where it appears that such requirements may not otherwise be met. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. If such purchases occur, our public “float” may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange. Any Public Shares held by affiliates of the Company may be voted in favor of the proposals.

In the event that the Initial Stockholders purchase Public Shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their Public Shares. To the extent the transaction occurs following the date of this proxy statement, the purchase price of any Public Shares to be acquired by the Initial Stockholders will be at a price no higher than the redemption price offered to Public Stockholders. In addition, we will file a Current Report on Form 8-K and will file a proxy supplement, to disclose any arrangements entered into or significant purchases made by any of the Initial Stockholders that would affect the vote. Any such disclosures will include descriptions of any arrangements entered into or significant purchases by any of the Initial Stockholders, and will describe the material costs of such arrangements to the purchaser, as well as their potential impact to the Business Combination.

Q:	What vote is required to adopt the Charter Amendment Proposal?

A:	The approval of the Charter Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

Q:	What vote is required to adopt the Trust Amendment Proposal?

The approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

Q:	What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

A:	If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you may abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than the Extension described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all Public Stockholders, including those who vote for the Extension, may elect to redeem their Public Shares for their pro rata portion of the Trust Account. Those Public Stockholders who elect not to redeem their Public Shares now will retain redemption rights with respect to a future Business Combination or, if we do not consummate a Business Combination by May 5, 2024, such holders will be entitled to their pro rata portion of the Trust Account on such date.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If the Charter Amendment Proposal is not approved and we have not consummated a Business Combination by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by (y) the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (other than the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants, which will expire and become worthless if we wind up.

Q:	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the Combination Period until up to May 5, 2024. If the Trust Amendment Proposal is approved, we will execute an amendment to the Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our Units, common stock, and Public Warrants will remain publicly traded. We will then continue to work to consummate an initial Business Combination by May 5, 2024.

If the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a fraction of the approximately $14.65 million (including interest but less the funds used to pay taxes) that was in the Trust Account as of October 9, 2023. However, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would prevent the Net Tangible Assets Condition from being satisfied or cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial Business Combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination subject to any limitations set forth in our Charter.

Q:	How do I change my vote?

A:	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later dated, signed proxy card to Okapi, our proxy solicitor, prior to the date of the Special Meeting or by voting in person via the virtual meeting platform at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You may also revoke your proxy by sending a notice of revocation to: Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, NY 10036.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” and “ABSTAIN” votes, as well as broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a voting instructions form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. Your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a voting instructions form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:	Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On the Record Date, 4,282,345 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person (via the virtual meeting platform), we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How does the Board recommend I vote?

A:	After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The Company’s Sponsor, directors and officers may have interests in the proposals that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and Private Placement Warrants that would become worthless if we do not complete an initial Business Combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers.”

Q:	Do I have appraisal rights if I object to the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to holders of shares of common stock or Public Warrants in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and will have no effect on the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:	Do I need to attend the Special Meeting in person online to vote my shares?

A:	No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. We encourage you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:	Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether you vote your Public Shares for or against the Charter Amendment Proposal or the Trust Amendment Proposal or do not vote your shares. As a result, the Charter Amendment Proposal and the Trust Amendment Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of Nasdaq.

Q:	How do I redeem my common stock?

A:	If the Extension is implemented, each Public Stockholder may seek to redeem such stockholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by May 5, 2024.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: mtumulty@continentalstock.com, at least two business days prior to the Special Meeting or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. Any request for redemption, once made by a Public Stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In addition, if you deliver your shares for redemption to the Transfer Agent and later decide prior to the Special Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What is the impact of the Inflation Reduction Act on redemptions made in connection with the Extension?

A:	On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by a “covered corporation” (which include publicly traded corporations) occurring on or after January 1, 2023 (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. As of the time of this filing, the Treasury has issued Notice 2023-2, which provides some guidance regarding the Excise Tax.

Any redemptions occurring in connection with the Extension or any subsequent Business Combination may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions in connection with the Extension or any subsequent Business Combination, (ii) the structure of any Business Combination, (iii) the nature and amount of any private investment in public equity or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of Public Shares made in connection with the Extension or any subsequent Business Combination. The Company does intend to continue to use the accrued interest in the Trust Account to pay its franchise and income taxes.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:	We will pay for the entire cost of soliciting proxies. We have also retained Okapi, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Special Meeting. Any customary fees of Okapi will be paid by us. We estimate that our proxy solicitor fees will be approximately $25,000 plus disbursements. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies, though they may be reimbursed for their reasonable out-of-pocket expenses. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Where do I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K we are required to file with the SEC within four business days following the Special Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

E-mail: info@okapipartners.com

You may also contact the Company at:

TG Venture Acquisition Corp.

Attn: Secretary
1390 Market Street, Suite 200

San Francisco, CA 94102

Tel: (628) 251-1369
Email: TGVC@tsangsgroup.co

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were considered to be a “foreign person,” we might not be able to complete an initial Business Combination with a U.S. target company if such initial Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is incorporated in Hong Kong and is controlled by or has substantial ties with non-U.S. persons domiciled in Hong Kong. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry, or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our proposed initial Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial Business Combination with such business. In addition, if our initial Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing of the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy.

Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our Public Stockholders may only receive their pro rata share of amounts held in the Trust Account, and our Public Warrants will expire and become worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete a Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a Business Combination, and may constrain the circumstances under which we could complete a Business Combination.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involves a number of risks. Even if such proposals are approved and the Extension is implemented, we can provide no assurances that a Business Combination will be consummated prior to the expiration of the Combination Period. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we expect to seek stockholder approval of a Business Combination. We are required to offer the Public Stockholders the opportunity to redeem their Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, and we will be required to offer the Public Stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if such proposals are approved and the Extension is implemented, or if a Business Combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the Public Stockholders to exercise redemption rights with respect to a large number of Public Shares if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to our Charter, each Public Stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by (y) the number of then outstanding Public Shares, in connection with the approval of the Charter Amendment Proposal and Trust Amendment Proposal and the implementation of the Extension. The ability of the Public Stockholders to exercise such redemption rights with respect to a large number of Public Shares may adversely affect the liquidity of our securities. As a result, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, you may be unable to sell your Public Shares even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elected to redeem their Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension.

If following the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension we are no longer in compliance with the continued listing requirements of Nasdaq, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to a Business Combination, including following any stockholder redemptions in connection with certain amendments to our Charter, such as the Charter Amendment. If the Public Stockholders exercise redemption rights with respect to a large number of Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our Public Warrants will also fail to meet Nasdaq continued listing requirements for those securities. We cannot assure you that any of our Class A common stock or Public Warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity with respect to our securities;

●	a determination that our shares of Class A common stock are “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of Class A common stock;

●	a limited amount of news and analyst coverage for our company; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Class A common stock and Public Warrants are currently listed on Nasdaq, our Class A common stock and Public Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

On June 22, 2023, TGVC received a letter from Nasdaq’s Listing Qualifications Department indicating that, based upon the closing bid price of TGVC Class A common stock for the last 30 consecutive business days and its number of publicly held shares, TGVC no longer meets Nasdaq Listing Rule 5450(b)(3)(C), which requires listed companies to maintain a minimum market value of publicly held shares (“MVPHS”) of at least $15 million.

Nasdaq Listing Rule 5810(c)(3)(D) provides a compliance period of 180 calendar days, or until December 19, 2023 (the “First Compliance Date”), in which to regain compliance with this requirement. If TGVC’s market value of publicly held shares is $15 million or more for a minimum of ten consecutive business days during the 180-day compliance period, Nasdaq will provide written notice of compliance to TGVC. If TGVC fails to regain compliance with the Nasdaq continued listing standards by the First Compliance Date, Nasdaq will provide notice that TGVC Class A common stock will be subject to delisting. TGVC would then be entitled to appeal that determination to a Nasdaq hearings panel.

On August 11, 2023, TGVC received a second letter from Nasdaq indicating that, based upon the closing bid price of TGVC’s listed securities for the last 30 consecutive business days and its number of publicly held securities, TGVC no longer meets Nasdaq Listing Rule 5450(b)(2)(A), which requires listed companies to maintain a minimum market value of listed securities (“MVLS”) of at least $50 million.

Nasdaq Listing Rule 5810(c)(3)(C) provides the Company with a period of 180 calendar days, or until February 7, 2024 (the “Second Compliance Date”), to regain compliance with this requirement. If TGVC’s market value of listed securities is $50 million or more for a minimum of ten consecutive business days during the 180-day compliance period, Nasdaq will provide written notice of compliance to TGVC. If TGVC fails to regain compliance with the Nasdaq continued listing standards by the Second Compliance Date, Nasdaq will provide notice that TGVC’s listed securities will be subject to delisting.

On October 9, 2023, TGVC received a third letter from Nasdaq indicating that, based on the number of beneficial holders and holders of record of TGVC’s Class A common stock (the “Total Holders”), TGVC no longer meets Nasdaq Listing Rule 5450(a)(2), which requires listed companies to maintain a minimum of 400 Total Holders. Nasdaq Listing Rule 5810(c)(2)(C) provides the Company with a period of 45 calendar days, or until November 24, 2023 (the “Third Compliance Date”, and collectively with the First Compliance Date and the Second Compliance Date, the “Compliance Dates”), to submit a plan to regain compliance. Pursuant to Nasdaq Listing Rule 5810(c)(2)(B)(i), if Nasdaq accepts the Company’s compliance plan, then Nasdaq may grant an extension of up to 180 calendar days from the date of the non-compliance letter for compliance with the Total Holders requirement. If Nasdaq does not accept the Company’s compliance plan, then the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

The notifications have no immediate effect on the listing of TGVC’s securities on Nasdaq. TGVC intends to submit the Company’s compliance plan by the Third Compliance Date, and to actively monitor its MVPHS, MVLS and Total Holders between now and the respective Compliance Dates and may, if appropriate, evaluate available options, including applying for a transfer to The Nasdaq Capital Market to resolve the deficiency and regain compliance with the requirements. While TGVC is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that it will be able to regain or maintain compliance with Nasdaq’s listing standards by the Compliance Dates.

Since our Initial Stockholders will lose their entire investment in us if our initial Business Combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

Between February and March 2021, our Sponsor and its affiliates purchased 2,889,149 shares of Class B common stock of the Company (“Founder Shares”), for an aggregate price of $25,982. On November 2, 2021, the Sponsor entered into an agreement with our three independent directors, under which the Sponsor sold to each of them 30,000 Founder Shares owned by the Sponsor as an inducement to serve as directors of the Company for a purchase price of $0.009 per share, or an aggregate of $810. Our Initial Stockholders currently hold an aggregate of 2,889,149 Founder Shares, which will automatically convert into shares of Class A common stock at the time of our initial Business Combination, on a one-for-one basis, subject to adjustment.

On November 5, 2021, simultaneously with the consummation of our IPO, we completed the private sale of an aggregate of 5,500,000 warrants to our Sponsor at a purchase price of $1.00 per warrant (the “Private Placement Warrants”), generating gross proceeds to the Company of $5,500,000 (the “Private Placement”). Such warrants are exercisable to purchase one share of Class A common stock at a price of $11.50 per share.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and any Public Shares held by them if we do not complete an initial Business Combination by November 5, 2023, or, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, May 5, 2024. The Founder Shares and the Private Placement Warrants will therefore be worthless if we do not complete an initial Business Combination. As such, our Initial Stockholders will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidating.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. See the section of this proxy statement entitled “Interests of Our Sponsor, Directors and Officers.”

The Excise Tax imposed by the IR Act could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed the IR Act into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by a “covered corporation” (which include publicly traded corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax.

Any redemptions occurring in connection with the Extension or any subsequent Business Combination may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Extension or any subsequent Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any private investment in public equity or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash held outside of the Trust Account, which we plan to use to complete a Business Combination. If the Excise Tax applies to redemptions of our Public Shares in connection with the Extension, the value of our securities may decrease, and as a result, the Public Stockholders that do not elect to redeem their Public Shares may economically bear such impact.

For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of Public Shares made pursuant to the Extension or any subsequent Business Combination. The Company does intend to continue to use the accrued interest in the Trust Account to pay its franchise and income taxes.

TGVC faces legal and operational risks associated with the Sponsor being based in Hong Kong, which could result in a material change in TGVC’s operations and jeopardize its ability to consummate a Business Combination, including the Flexi Business Combination.

Hong Kong is a Special Administrative Region of the People’s Republic of China (the “PRC”) and enjoys its own limited autonomy as defined by the Basic Law, which is a national law of the PRC and the constitutional document for Hong Kong. Hong Kong’s legal system, which is different from that of the PRC, is based on common law and has its own laws and regulations.

Changes in the policies, regulations, rules and the enforcement of laws of the PRC government may be made quickly with little or no advance notice. Additionally, the PRC government may intervene in or influence the operations of PRC-based issuers at any time, and may exert more control over offerings conducted overseas and/or foreign investment in PRC-based issuers. If the PRC government determines that TGVC or the Sponsor is a PRC-based issuer, the PRC government would be able to intervene in and influence TGVC’s and the Sponsor’s operations at any time, and such governmental or regulatory interference could result in a material change in TGVC’s operations, its ability to consummate a Business Combination, including the Flexi Business Combination, and/or the value of the Public Shares.

Pursuant to the Basic Law, national laws of mainland China shall not be applied in Hong Kong except for those relating to defense, foreign affairs and other matters outside the autonomy of Hong Kong, which may be listed in Annex III of the Basic Law and applied locally by promulgation or local legislation. While the National People’s Congress of the PRC has the power to amend the Basic Law, the Basic Law expressly provides that no amendment to the Basic Law shall contravene the established basic policies of the PRC regarding Hong Kong. As a result, national laws of mainland China not listed in Annex III of the Basic Law (and any regulatory notices issued pursuant to those national laws) do not apply in Hong Kong. Nonetheless, the legal and operational risks associated with operating in mainland China apply to companies with operations in Hong Kong.

The laws and regulations in the PRC continue to evolve, and their enactment timetable, interpretation and implementation involve significant uncertainties. Accordingly, the Sponsor may be subject to the risks and uncertainties associated with the legal system in the PRC, including with respect to the enforcement of laws and the possibility of changes of rules and regulations with little or no advance notice. If, prior to the expiration of the Combination Period, certain PRC laws and regulations were to become applicable in Hong Kong, the application of such laws and regulations may have a material impact on the Sponsor’s business, financial condition and results of operations, as well as the Sponsor’s ability to provide interim funding for TGVC expenses, fulfill its contractual commitments to TGVC or vote its shares of Class B common stock, any of which could jeopardize TGVC’s ability to consummate a Business Combination.

The PRC government may intervene in or influence the operations of PRC-based issuers at any time and may exert control over offerings conducted overseas and foreign investment in PRC-based issuers. If the PRC government determines that TGVC or the Sponsor is a PRC-based issuer, the PRC government would be able to intervene in and influence TGVC’s and the Sponsor’s operations at any time and such governmental or regulatory interference could result in a material change in TGVC’s operations, its ability to consummate a Business Combination, including the Flexi Business Combination, and/or the value of the Public Shares. Additionally, PRC governmental and regulatory interference could significantly limit or completely hinder TGVC’s ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or become worthless.

Although none of TGVC’s or the Sponsor’s revenues are derived in the PRC, and although none of TGVC’s or the Sponsor’s operations are conducted in the PRC, the Sponsor is a Hong Kong company. Accordingly, the Sponsor’s and TGVC’s financial condition and prospects may be influenced by economic, political and legal developments in China, especially the policies of the PRC government. The PRC government has significant oversight and authority to exert influence on the ability of a PRC-based company to conduct its business. If the PRC government determines that TGVC or the Sponsor is a PRC-based issuer or that the PRC laws and regulations apply in Hong Kong, it could regulate and may intervene in or influence the Sponsor’s and TGVC’s operations at any time, which could result in a material adverse change in TGVC’s or the Sponsor’s operations, TGVC’s ability to consummate a Business Combination, including the Flexi Business Combination, and/or the value of the Public Shares. Implementation of any regulations directly targeting SPACs or any interference by the PRC government into TGVC’s ability to consummate a Business Combination could cause TGVC’s securities to significantly decline in value or become worthless. Also, the PRC government has recently indicated an intent to exert more oversight over offerings that are conducted overseas and/or foreign investment in PRC-based issuers. Any such action could significantly limit or completely hinder TGVC’s ability to offer or continue to offer securities to investors, and any uncertainties or negative publicity regarding such actions could also materially and adversely affect TGVC’s business, prospects, financial condition, reputation, and the trading price of the Public Shares, which may cause TGVC’s securities to significantly decline in value or become worthless. Therefore, investors in TGVC face potential uncertainty from the actions taken by the PRC government.

Moreover, the significant oversight of the PRC government could also be reflected from the uncertainties arising from the legal system in the PRC. The laws and regulations of the PRC can change quickly without sufficient notice in advance, which makes it difficult to predict which kinds of laws and regulations will come into force in the future and how they will influence TGVC. Any actions by the PRC government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in PRC-based issuers could significantly limit or completely hinder TGVC’s ability to consummate a Business Combination and/or offer or continue to offer securities to investors and cause the value of such securities to significantly decline or become worthless.

As a Hong Kong company, the Sponsor is subject to certain Hong Kong laws and regulations, such as the Personal Data (Privacy) Ordinance (the “PDPO”), the Competition Ordinance and the Inland Revenue Ordinance. As of the date of this filing, the Sponsor believes that it is in compliance with each of the Hong Kong laws and regulations to which it is subject. The PDPO imposes the Data Protection Principles contained in Schedule 1 to the PDPO. The PDPO provides that a data user shall not do an act, or engage in a practice, that contravenes a Data Protection Principle unless the act or practice, as the case may be, is required or permitted under the PDPO. The six Data Protection Principles are: (i) purpose and manner of collection of personal data; (ii) accuracy and duration of retention of personal data; (iii) use of personal data; (iv) security of personal data; (v) information to be generally available; and (vi) access to personal data. Non-compliance with a Data Protection Principle may lead to a complaint to the Privacy Commissioner. The Privacy Commissioner may serve an enforcement notice to direct the data user to remedy the contravention and/or instigate prosecution actions. A data user who contravenes an enforcement notice commits an offense that may lead to a fine and imprisonment. The PDPO criminalizes, including, but not limited to, the misuse or inappropriate use of personal data in direct marketing activities, non-compliance with a data access request, and the unauthorized disclosure of personal data obtained without the relevant data user’s consent. An individual who suffers damage, including injured feelings, by reason of a contravention of the PDPO in relation to his or her personal data may seek compensation from the data user concerned.

The Competition Ordinance prohibits and deters undertakings in all sectors from adopting anticompetitive conduct which has the objective or effect of preventing, restricting or distorting competition in Hong Kong. The Competition Ordinance prohibits three forms of behavior to prevent and discourage anti-competitive conduct: (i) agreements between undertakings that have the objective or effect of preventing, restricting or distorting competition in Hong Kong; (ii) engaging in conduct that has the objective or effect of preventing, restricting or distorting competition in Hong Kong by undertakings with a substantial degree of market power in a market; and (iii) mergers that have or are likely to have the effect of substantially lessening competition in Hong Kong. Currently, the merger rule only applies to the telecommunications sector. Each of the aforesaid rules is, however, subject to a number of exclusions and exemptions.

Pursuant to section 82 of the Competition Ordinance, if the Competition Commission has reasonable cause to believe that (a) a contravention of the first conduct rule has occurred and (b) the contravention does not involve serious anti-competitive conduct, it must, before bringing proceedings in the Competition Tribunal against the undertaking whose conduct is alleged to constitute the contravention, issue a notice to the undertaking. However, under section 67 of the Competition Ordinance, where a contravention of the first conduct rule has occurred, and the contravention involves serious anti-competitive conduct or a contravention of the second conduct rule has occurred, the Competition Commission may, instead of bringing proceedings in the Competition Tribunal in the first instance, issue an Infringement Notice to the person against whom it proposes to bring proceedings, offering not to bring those proceedings on condition that the person makes a commitment to comply with requirements of the Infringement Notice. Serious anti-competitive conduct means any conduct that consists of any of the following or any combination of the following: (i) fixing, maintaining, increasing or controlling the price for the supply of goods or services; (ii) allocating sales, territories, customers or markets for the production or supply of goods or services; (iii) fixing, maintaining, controlling, preventing, limiting or eliminating the production or supply of goods or services; or (iv) bid-rigging.

In the event of breaches of the Competition Ordinance, the Competition Tribunal may make orders including: imposing a pecuniary penalty if satisfied that an entity has contravened a competition rule; disqualifying a person from acting as a director of a company or taking part in the management of a company; prohibiting an entity from making or giving effect to an agreement; modifying or terminating an agreement; and requiring the payment of damages to a person who has suffered loss or damage.

Under the Inland Revenue Ordinance, where an employer commences to employ in Hong Kong an individual who is or is likely to be chargeable to tax, or any married person, the employer shall give a written notice to the Commissioner of Inland Revenue not later than three months after the date of commencement of such employment. Where an employer ceases or is about to cease to employ in Hong Kong an individual who is or is likely to be chargeable to tax, or any married person, the employer shall give a written notice to the Commissioner of Inland Revenue not later than one month before such individual ceases to be employed in Hong Kong.

Under the current practice of the Inland Revenue Department of Hong Kong, no tax is payable in Hong Kong in respect to dividends paid by Hong Kong companies.

TGVC may not be able to obtain certain benefits under the relevant tax treaty on dividends paid by its future mainland China subsidiaries (if any) to it through its future Hong Kong subsidiaries (if any).

The PRC Enterprise Tax Law (the “EIT Law”) and its implementing rules provide that dividends paid by a mainland China entity to a nonresident enterprise for income tax purposes is subject to PRC withholding tax at a rate of 10%, subject to reduction by an applicable tax treaty with China. Pursuant to the Arrangement between mainland China and the Hong Kong Special Administrative Region for the Avoidance of Double Taxation and Tax Evasion on Income (the “PRC Tax Arrangement”), the withholding tax rate in respect to the payment of dividends by a mainland China enterprise to a Hong Kong enterprise may be reduced to 5% from a standard rate of 10% if the Hong Kong enterprise directly holds at least 25% of the mainland China enterprise. Pursuant to the Notice of the State Administration of Taxation (“SAT”) on the Issues concerning the Application of the Dividend Clauses of Tax Agreements (“SAT Circular 81”), a Hong Kong resident enterprise must meet the following conditions, among others, in order to apply the reduced withholding tax rate: (1) it must be a company; (2) it must directly own the required percentage of the total owner’s equity and the proportion of the voting shares in the mainland China resident enterprise; and (3) it must have directly owned such required percentage in the mainland China resident enterprise throughout the consecutive 12 months prior to receiving the dividends. In October 2019, the SAT promulgated the Administrative Measures for Nonresident Taxpayers to Enjoy Treatment under Tax Treaties (“SAT Circular 35”), which became effective on January 1, 2020. SAT Circular 35 provides that nonresident enterprises are not required to obtain pre-approval from the relevant tax authority in order to enjoy the reduced withholding tax. Instead, nonresident enterprises and their withholding agents may, by self-assessment and on confirmation that the prescribed criteria to enjoy the tax treaty benefits are met, directly apply the reduced withholding tax rate, and file necessary forms and supporting documents when performing tax filings, which will be subject to post-tax filing examinations by the relevant tax authorities. However, according to SAT Circular 81 and SAT Circular 35, if the relevant tax authorities consider the transactions or arrangements between a mainland China enterprise and a non-mainland China enterprise are for the primary purpose of enjoying a favorable tax treatment, the relevant tax authorities may adjust the favorable withholding tax in the future.

Since TGVC is a Delaware corporation with no subsidiaries in the PRC, we do not believe that the above tax arrangements will have any effect on TGVC at present. If TGVC establishes Hong Kong subsidiaries in the future and through such Hong Kong subsidiaries holds its future PRC subsidiaries, and relies on dividends and other distributions on equity from its future PRC subsidiaries to satisfy part of its liquidity requirements, we cannot assure you that TGVC’s such future Hong Kong subsidiaries will be able to complete the necessary filings with the relevant PRC tax authority and enjoy the preferential withholding tax rate of 5% under the PRC Tax Arrangement with respect to dividends to be paid by its future mainland China subsidiaries to its future Hong Kong subsidiaries.

TGVC stockholders may experience difficulties in effecting service of legal process in the U.S. and enforcing civil liabilities in the PRC against TGVC, the Sponsor and certain of their directors and officers.

Although TGVC is a Delaware corporation, the Sponsor is a Hong Kong company and certain of TGVC’s directors and officers are nationals or residents of jurisdictions other than the United States and most of their assets are located outside of the United States. As a result, it may be difficult or impossible for TGVC stockholders to effect service of legal process upon the Sponsor, TGVC or its management in Hong Kong or the PRC, or to obtain swift and equitable enforcement of laws that do exist or to obtain enforcement of the judgment of one court by a court of another jurisdiction. The PRC’s legal system is based on the civil law regime, that is, it is based on written statutes. A decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. The courts in the PRC may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law and other applicable laws and regulations based either on treaties between the PRC and the country where the judgment is made or on principles of reciprocity between jurisdictions. The PRC does not have any treaties or other forms of reciprocity with the United States that provide for the reciprocal recognition and enforcement of foreign judgments. Due to the lack of reciprocity and treaties between the U.S., on the one hand, and the PRC, on the other hand, and the additional time and cost constraints in order to enforce judgments obtained in U.S. courts based upon the civil liability provisions of U.S. federal securities laws in the PRC, TGVC stockholders may experience difficulties in effecting service of legal process in the U.S. and enforcing civil liabilities in the PRC against the Sponsor, TGVC and certain of their directors and officers. In addition, according to the PRC Civil Procedures Law, courts in the PRC will not enforce a foreign judgment against the Sponsor, TGVC or their managements if they decide that the judgment violates the basic principles of law or national sovereignty, security or public interest in the PRC. Therefore, it is uncertain whether a PRC court would enforce a judgment rendered by a court in the United States. Under the PRC Civil Procedures Law, foreign investors may originate actions based on the law of the PRC against a company in the PRC for disputes if they can establish sufficient nexus to the PRC for a court in the PRC to have jurisdiction, and meet other procedural requirements, including, among others, that the plaintiff have a direct interest in the case, and that there be a concrete claim, a factual basis and a cause for the suit. There is also uncertainty as to whether the courts of Hong Kong would enforce in Hong Kong, in original actions or in actions for enforcement, judgments of United States courts of civil liabilities predicated solely upon the federal securities laws of the United States or the securities laws of any state or territory within the United States. A judgment of a court in the United States predicated upon U.S. federal or state securities laws may be enforced in Hong Kong at common law by bringing an action in a Hong Kong court on that judgment for the amount due thereunder, and then seeking summary judgment on the strength of the foreign judgment, provided that the foreign judgment, among other things, is (i) for a debt or a definite sum of money (not being taxes or similar charges to a foreign government taxing authority or a fine or other penalty) and (ii) final and conclusive on the merits of the claim, but not otherwise. Such a judgment may not, in any event, be so enforced in Hong Kong if (a) it was obtained by fraud; (b) the proceedings in which the judgment was obtained were opposed to natural justice; (c) its enforcement or recognition would be contrary to the public policy of Hong Kong; (d) the court of the United States was not jurisdictionally competent; or (e) the judgment was in conflict with a prior Hong Kong judgment. As a result, TGVC stockholders may have more difficulty in protecting their interests through actions against the Sponsor or TGVC’s management, directors or major stockholders than would investors of a corporation doing business entirely or predominantly within the U.S.

TGVC’s business, financial condition and results of operations, the value of the TGVC common stock or TGVC’s ability to offer or continue to offer securities to investors, and/or TGVC’s ability to consummate a business combination may be materially and adversely affected to the extent the laws and regulations of the PRC become applicable to a company such as TGVC.

TGVC is a Delaware corporation with no operations in the PRC. Accordingly, the PRC government does not provide oversight over TGVC’s business. However, as the Sponsor is based in Hong Kong, a Special Administrative Region of the PRC, certain existing or future laws of the PRC may become applicable to a company such as TGVC.

Given the PRC government’s significant oversight over the conduct of business operations in the PRC, and in light of (a) China’s recent extension of authority not only in China but also into Hong Kong and (b) the fact that rules and regulations in China can change quickly with little or no advance notice, there are risks and uncertainties that TGVC cannot foresee at this time. For example, (i) the government of Hong Kong may (x) enact similar laws and regulations to those in the PRC, which may seek to exert control over business combinations conducted by Hong Kong-based sponsors or their parent companies or (y) implement laws on such business activities to be more aligned with the PRC, and (ii) certain additional PRC laws and regulations may become applicable in Hong Kong in the future. If any or all of the foregoing were to occur and were to be applied to TGVC prior to the expiration of the Combination Period, it may have a material adverse effect on TGVC’s business, financial condition, and results of operations, the value of the TGVC common stock, TGVC’s ability to offer or continue to offer securities to investors, and/or TGVC’s ability to consummate a business combination, including the Flexi Business Combination.

BACKGROUND

General

We are a blank check company incorporated under the laws of the State of Delaware on February 8, 2021, and our business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While we may pursue our initial Business Combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital. Though our Sponsor is a Hong Kong company, a majority of our management are located outside of China (including Hong Kong and Macau) and we will not undertake our initial Business Combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau).

On November 5, 2021, we consummated our IPO of 11,500,000 Units which included 1,500,000 Units upon a full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one redeemable warrant of the Company, with each warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000. On November 5, 2021, simultaneously with the consummation of our IPO, we completed the Private Placement of an aggregate of the Private Placement Warrants to our Sponsor, generating gross proceeds to the Company of $5,500,000. Such warrants are exercisable to purchase one share of Class A common stock at a price of $11.50 per share.

Prior to the IPO, between February and March 2021, our Sponsor and its affiliates purchased 2,889,149 Founder Shares, for an aggregate price of $25,982. On November 2, 2021, the Sponsor entered into an agreement with our three independent directors, under which the Sponsor sold to each of them 30,000 Founder Shares owned by the Sponsor as an inducement to serve as directors of the Company for a purchase price of $0.009 per share, or an aggregate of $810. The Founder Shares vested upon the consummation of the IPO.

Transaction costs of the IPO amounted to $3,040,822 consisting of $1,150,000 of underwriting commissions, $575,000 of fair value of the Units issued to ThinkEquity LLC (the representative of the underwriters), $579,110 of fair value of the Founder Shares sold to advisors in excess of proceeds, and $736,712 of other offering costs. The remaining proceeds will be used for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Flexi Business Combination.

Upon the closing of the IPO and the Private Placement, an amount of $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of Units in the IPO and a portion of the proceeds of the sale of the Private Placement Warrants was deposited into the Trust Account, and will be invested only in U.S. government securities with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government Treasury obligations. Based on the amount in the Trust Account as of October 9, 2023, which was approximately $14.65 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash in the Trust Account will be approximately $10.97 at the time of the Special Meeting.

On May 4, 2023, we held a special meeting of stockholders, where our stockholders approved a proposal to extend the date by which TGVC must complete a business combination from May 5, 2023 to November 5, 2023 (the “Initial Extension”). In connection with the Initial Extension, 10,164,304 Public Shares were tendered for redemption, which represented approximately 88.4% of the total Public Shares outstanding at the time of redemption, and approximately $105.6 million was released from the Trust Account to pay such redeeming Public Stockholders. As a result of this redemption, as of October 9, 2023, there are 1,335,696 Public Shares issued and outstanding and there is approximately $14.65 million remaining in the Trust Account that is available for a Business Combination.

Except with respect to interest earned on the funds held in the Trust Account that may be released to us to pay franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from the IPO and the Private Placement will not be released from the Trust Account until the earliest of: (a) the completion of the initial Business Combination; (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter: (i) to modify the substance or timing of our obligation to allow redemption in connection with the initial Business Combination or certain amendments to our Charter prior thereto or to redeem 100% of the Public Shares if we are unable to complete the initial Business Combination within 24 months from the closing of the IPO, November 5, 2023 (which following implementation of the Extension would be extended to May 5, 2024); or (ii) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity; and (c) the redemption of 100% of the Public Shares if we are unable to complete the initial Business Combination within the required time frame (subject to the requirements of applicable law).

There is uncertainty whether special purpose acquisition companies, such as the Company, could become subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company than if such assets were held as cash. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, the Public Stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the closing of our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial Business Combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “Interests of our Sponsor, Directors and Officers.”

Only holders of record of the common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 4,282,345 shares of common stock outstanding, of which 1,393,196 shares were Class A common stock (1,335,696 of which were Public Shares) and 2,889,149 shares were Class B common stock. Our warrants do not have voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Our executive offices are located at 1390 Market Street, Suite 200, San Francisco, California 94102, and our telephone number is (628) 251-1369.

Legal and Operational Risks Associated with the Sponsor Being Based in Hong Kong

There are legal and operational risks associated with the Sponsor being based in Hong Kong. Such risks could result in a material change in TGVC’s operations and its ability to consummate a Business Combination. For example, relevant organizations of mainland China’s government have made recent statements or recently taken regulatory actions related to cybersecurity, data security, anti-monopoly, and overseas listings of mainland China-based businesses. In addition, relevant mainland China government agencies have recently taken anti-trust enforcement action against certain mainland China-based businesses. If the Chinese government were to expand the scope of such actions to regulate non-mainland China-based companies, such regulation could impact TGVC’s ability to conduct its business and accept foreign investment.

Although TGVC does not have subsidiaries or operations in mainland China, given Hong Kong being a special administrative region of the PRC and the Chinese government’s significant oversight over the conduct of business operations in the PRC, the legal and operational risks associated with operating in mainland China also apply to operations in Hong Kong.

You should also carefully consider the risk factors described in “Risk Factors” beginning on page 17 of this proxy statement, including the risk factors regarding the legal and operational risks associated with operating in China, for a discussion of information that should be considered before voting on the proposals and each of the other matters to be presented at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of October 9, 2023, by:

●	each person known by the Company to be the beneficial owner of more than 5% of our common stock on October 9, 2023;

●	each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial Ownership Table of TGVC

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Company Common Stock(3)
Directors and Executive Officers:
Pui Lan Patrick Tsang(4)	1,710,816	39.95%
Philip Rettger(5)	0	—
Jason Cheng Yuen Ma	30,000	*
Komal Ahmad	30,000	*
Michael Alexander	30,000	*
All directors and executive officers as a group (5 individuals)	1,800,816	42.05%

5% or More Stockholders:
Tsangs Group Holdings Limited(4)	1,710,816	39.95%
Dragon Active Limited(6)	788,333	18.41%
Phillip Goldstein(7)	500,000	11.68%
Andrew Dakos(7)	500,000	11.68%
Bulldog Investors LLP(8)	309,207	7.22%
Special Opportunities Fund, Inc.(9)	309,207	7.22%
UBS O’Connor LLC(10)	226,579	5.29%

*	less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 1390 Market Street, Suite 200, San Francisco, CA 94102.

(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B common stock of the Company. Founder Shares are convertible into shares of Class A common stock of the Company on a one-for-one basis, subject to adjustment, as set forth in our Charter.

(3)	The percent of class is based on 4,282,345 total shares of common stock issued and outstanding as of October 9, 2023.

(4)	Mr. Tsang, our Chief Executive Officer, is the sole owner, sole director and managing member of Tsangs Group Holdings Limited and therefore holds voting and dispositive control over the securities held by Tsangs Group Holdings Limited. The business address of Tsangs Group Holdings Limited is Room 6801, 68th Floor, The Center, 99 Queen’s Road Central, Central, Hong Kong.

(5)	Mr. Rettger owns 80,000 shares, which are held in trust by Dragon Active Limited. Dragon Active Limited holds voting and dispositive control of these shares.

(6)

Chak Kwan Kelvin Liu has voting and dispositive control over the securities held by Dragon Active Limited. The business address of Dragon Active Limited is Flat 11B, Blk 1, Robinson Heights, 8 Robinson Road, Mid-Levels, Central, Hong Kong.

(7)	The Schedule 13D filed by Phillip Goldstein and Andrew Dakos on September 19, 2023 states that as of August 14, 2023, Messrs. Goldstein and Dakos have shared power to vote and dispose of 500,000 shares, which were acquired on behalf of a client of Bulldog Investors, LLP and on behalf of a registered closed-end investment company for which Messrs. Goldstein and Dakos have investment and voting authority.

(8)	The Schedule 13G filed by Bulldog Investors, LLP on September 19, 2023 states that as of August 14, 2023, Bulldog Investors, LLP has shared power to vote and dispose of 309,207 shares.

(9)	The Schedule 13G filed by Special Opportunities Fund, Inc. on September 20, 2023 states that as of August 17, 2023, Special Opportunities Fund, Inc. has sole power to vote and dispose of 309,207 shares.

(10)	The Schedule 13G filed by UBS O’Connor LLC on September 9, 2023 states that as of August 31, 2023, UBS O’Connor LLC has sole power to vote and dispose of 226,579 shares.

SPECIAL MEETING OF STOCKHOLDERS

Date, Time and Place

The Special Meeting of stockholders will be held on October 27, 2023 at 10:00 a.m., Eastern time, via live webcast at www.virtualshareholdermeeting.com/TGVC2023SM2, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on October 10, 2023, the Record Date for the Special Meeting. You will have one vote per proposal for each share you owned at that time.

Votes Required

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

At the close of business on the Record Date, there were 4,282,345 outstanding shares of common stock, including 1,393,196 shares of Class A common stock (1,335,696 of which were Public Shares) and 2,889,149 shares of Class B common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, you must demand redemption of your shares. Holders of Public Shares may redeem their Public Shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting.

We have retained Okapi to aid in the solicitation of proxies. Okapi will receive a fee of approximately $25,000, plus disbursements of its expenses in connection with services relating to the Special Meeting, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, on the Internet or in person, for which no additional compensation will be paid, though they may be reimbursed for their reasonable out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other materials which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

No Right of Appraisal

Our stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of a Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1390 Market Street, Suite 200, San Francisco, CA 94102. Our telephone number at such address is (628) 251-1369.

PROPOSAL NO. 1—THE CHARTER AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to allow us to extend the Combination Period for up to an additional six months, from November 5, 2023 to May 5, 2024. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed Charter Amendment to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our Public Shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension is implemented. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

Reasons for the Charter Amendment Proposal

The IPO prospectus and Charter, as amended, provide that we have until November 5, 2023 to complete a Business Combination. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for up to an additional six months, from November 5, 2023 to May 5, 2024.

On December 5, 2022 we entered into the Business Combination Agreement with Flexi and the other parties thereto. Completion of the Flexi Business Combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and approval of the Flexi Business Combination by our stockholders. While we have entered into the Business Combination Agreement with Flexi and the other parties thereto, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed Flexi Business Combination will be consummated.

While TGVC and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Flexi Business Combination, including that Flexi has filed a registration statement on Form F-4 (which includes the TGVC preliminary proxy statement/prospectus therein), our Board believes there will not be sufficient time before November 5, 2023 to consummate the Flexi Business Combination, and accordingly, it is in the best interests of TGVC to obtain the Charter Amendment to extend the Combination Period from November 5, 2023, until up to May 5, 2024. Therefore, the Board has determined that it is in the best interests of our stockholders to approve the Charter Amendment Proposal so that our stockholders have the opportunity to participate in our prospective investment.

The Charter Amendment is essential to allowing TGVC additional time to consummate the Flexi Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Charter Amendment.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment Proposal is not approved by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by (y) the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (excluding the Initial Stockholders). There will be no distribution from the Trust Account with respect to our warrants, which will expire and become worthless if we wind up.

If the Charter Amendment Proposal is not approved and no Business Combination has closed, the Trust Account will be liquidated on November 5, 2023 as described above.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the Combination Period until May 5, 2024. We will remain a reporting company under the Exchange Act, and our Units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by May 5, 2024.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by May 5, 2024.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the approximately $14.65 million (including interest but less the funds used to pay taxes) that was in the Trust Account as of October 9, 2023. However, we will not proceed with the Extension if redemptions of our Public Shares would prevent the Net Tangible Assets Condition from being satisfied or cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from or in addition to (and that may conflict with) your interests as a stockholder. These interests include, among other things:

●	the Charter provides that the doctrine of corporate opportunity will not apply with respect to any of its officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have, except as set forth in the Charter. TGVC does not believe that the pre-existing fiduciary duties or contractual obligations of its officers and directors materially impacted its search for an acquisition target. In the course of their other business activities, TGVC’s officers and directors may become aware of other investment and business opportunities that may be appropriate for presentation to TGVC as well as other entities with which they are affiliated. TGVC’s management has pre-existing fiduciary duties and contractual obligations, and if there is a conflict of interest in determining to which entity a particular business opportunity should be presented, any entities holding a pre-existing fiduciary obligation will be presented the opportunity before TGVC is presented with it;

●	in connection with the Initial Extension, a director of TGVC made a short-term loan of $105,000 to the Sponsor, which is expected to be repaid on or before February 28, 2024;

●	additionally, in order to induce Public Stockholders not to redeem their Public Shares in connection with the Initial Extension, the Sponsor, or its designee, has deposited an additional cash contribution of $0.04 per Public Share per month into the Trust Account (each, a “Monthly Extension Payment”). A total of $320,567 from six Monthly Extension Payments has been deposited in the Trust Account as of the date hereof. Each Monthly Extension Payment is evidenced by an unsecured promissory note (collectively, the “Extension Notes”) issued by TGVC to the Sponsor, each in the principal amount equal to the Monthly Extension Payment. The Extension Notes bear no interest and are payable in full upon TGVC’s consummation of a Business Combination. If TGVC does not consummate a Business Combination by November 5, 2023 (or such a later date as approved by the stockholders), the Extension Notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven;

●	unless TGVC consummates an initial business combination, TGVC’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses they incurred on behalf of TGVC ($8,885 of such expenses were incurred and had not been reimbursed as of the date hereof), to the extent that such expenses exceed the amount of available proceeds not held in the Trust Account;

●	the Sponsor has agreed that it will not sell or transfer the Private Placement Warrants held by it if we do not complete an initial Business Combination by November 5, 2023, or, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, May 5, 2024, subject to limited exceptions;

●	the fact that (i) our Initial Stockholders paid a nominal amount for the Founder Shares (of which they currently hold an aggregate of 2,889,149 shares), which Founder Shares, if unrestricted and freely tradeable, would be valued at approximately $30.9 million in the aggregate based on the closing price of TGVC Class A common stock on October 9, 2023, (ii) such shares will become worthless if TGVC does not consummate a Business Combination, and (iii) the Initial Stockholders can earn a positive rate of return on their investment even if the Public Stockholders experience a negative return following the consummation of a Business Combination;

●	if TGVC does not complete a Business Combination by November 5, 2023 (or, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, May 5, 2024), the proceeds from the sale of the Private Placement Warrants of $5.5 million will be included in the liquidating distribution to Public Stockholders and the Private Placement Warrants purchased by the Sponsor will expire and become worthless;

●	if the Trust Account is liquidated, including in the event that TGVC is unable to complete Business Combination within the required time period, the Sponsor has agreed to indemnify TGVC to ensure that the proceeds in the Trust Account are not reduced below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, in each case net of the amount of interest withdrawn to pay taxes, by the claims of prospective target businesses with which TGVC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to TGVC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that the Initial Stockholders will lose their entire investment in TGVC, which investment is equal to approximately $6.3 million as of October 9, 2023 and is comprised of (i) their Founder Shares and Private Placement Warrants, (ii) any loans provided to TGVC by the Sponsor for working capital, (iii) the Monthly Extension Payments and (iv) any out-of-pocket expenses they incurred on behalf of TGVC, if TGVC does not complete a Business Combination;

●	the fact that TGVC’s three independent directors own an aggregate of 90,000 Founder Shares that the Sponsor transferred to them at a nominal cost, which if unrestricted and freely tradeable would be valued at $962,100 based on the closing price of the Class A common stock on October 9, 2023;

●	the fact that TGVC’s existing officers and directors will be eligible for continued indemnification and coverage under a directors’ and officers’ liability insurance policy after the consummating the Flexi Business Combination and pursuant to the Business Combination Agreement; and

●	the fact that the Sponsor has the ability to designate two members of the PubCo’s Board of Directors, although we expect the Sponsor to decline to designate any of the initial members of the PubCo Board of Directors.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension is implemented, Public Stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by (y) the number of then outstanding Public Shares. However, we may not redeem our Public Shares in an amount that would cause the Net Tangible Assets Condition not to be satisfied or our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date, the remaining non-redeeming Public Stockholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who vote for the Charter Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by May 5, 2024.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON OCTOBER 25, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by (y) the number of then outstanding Public Shares. Based on the amount in the Trust Account as of October 9, 2023, this would amount to approximately $10.97 per share. The closing price of the common stock on October 9, 2023, the most recent closing price, was $10.69.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our Transfer Agent prior to the vote on the Charter Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: mtumulty@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem their shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the Trust Account. Any request for redemption, once made by a Public Stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In addition, if you deliver your shares for redemption to the Transfer Agent and later decide prior to the Special Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. We anticipate that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The Transfer Agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Recommendation of the Board

Our Board has determined that the Charter Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $117,300,000 was initially placed in the Trust Account governed by the Trust Agreement.

Reasons for the Trust Amendment Proposal

If a Business Combination is not consummated by November 5, 2023, the Trust Account is to be liquidated and its proceeds are to be distributed to our Public Stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

While we are using our best efforts to complete a Business Combination as soon as practicable, our Board has determined that there is not sufficient time before November 5, 2023 to consummate a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in our Charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extension.

The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the Original Liquidation Date of the Trust Account to match up to May 5, 2024 if the Charter Amendment Proposal is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate, and the result would be the same as if the Charter Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension.

A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to (x) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by (y) the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (other than the Initial Stockholders). There will be no distribution from the Trust Account with respect to our warrants, which will expire and become worthless if we wind up.

If the Trust Amendment Proposal is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the Special Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial Business Combination by May 5, 2024. We will then continue to work to consummate a Business Combination by May 5, 2024.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. If the Trust Amendment Proposal is not approved, the Trust Amendment will not be implemented. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Recommendation of the Board

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders to allow us to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to approve the Extension or (ii) if in connection with the Extension the Public Stockholders have elected to redeem an amount of Public Shares such that TGVC would not adhere to the continued listing requirements of Nasdaq.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

Our Board has determined that the Adjournment Proposal, if presented, is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable approval of the Adjournment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of the material U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). Further, the discussion is applicable only to holders who purchased Class A common stock in the IPO.

This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons that are subject to the alternative minimum tax; or

●	persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership (or other such pass-through entity) will generally depend on the status of the partners (or other owners), the activities of the partnership (or other pass-through entity) and certain determinations made at the partner (or other owner) level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of Class A common stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to the tax consequences discussed below. THIS DISCUSSION IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Charter Amendment Proposal.

Additionally, on August 16, 2022, President Biden signed the IR Act into federal law. The IR Act provides for, among other things, the Excise Tax. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased and, thus, non-repurchasing stockholders economically bear the impact of the Excise Tax. Non-electing stockholders should consult their own tax advisors regarding the potential impact to them if the Excise Tax were to apply.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of our stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of our stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

For purposes of these tests, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by such U.S. Holder. A U.S. holder may constructively own, in addition to stock owned directly by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the Public Warrants.

The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a U.S. holder if the percentage of our outstanding voting shares that such U.S. holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such U.S. holder directly or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either: (i) all of the Class A common stock directly or constructively owned by such U.S. holder is redeemed; or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares.

The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.

Gain or Loss on Redemption Treated as a Sale of Class A Common Stock. If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received, and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” above.

Non-U.S. Holders

Taxation of Redemption Treated as a Distribution. If a redemption of a Non-U.S. holder’s shares is treated as a distribution, as discussed above under the section entitled “—U.S. Holders—Taxation of Redemption Treated as a Distribution,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E (or applicable successor form), as applicable). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described below under “—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock.”

The withholding tax does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI (or applicable successor form), certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Gain or Loss on Redemption Treated as a Sale of Class A Common Stock. If a redemption of a Non-U.S. holder’s shares is treated as a sale, as discussed above under the section entitled “—U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such sale, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. holder in the United States);

●	such Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. holder, such Non-U.S. holder will be subject to U.S. tax on such Non-U.S. holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment Proposal may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments,” each tendering U.S. holder (or other payee) must either (i) provide to the Company such U.S. holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. holder is awaiting a TIN) and certify that (A) such U.S. holder has not been notified by the IRS that such U.S. holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. holder that such U.S. holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9 (or applicable successor form). Exempt tendering U.S. holders are not subject to backup withholding and reporting requirements but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 (together with appropriate attachments) (or applicable successor form) or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS has issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

We will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or non-U.S. income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by November 5, 2023, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 1390 Market Street, Suite 200, San Francisco, CA 94102.

Transfer Agent; Warrant Agent and Registrar

The registrar and Transfer Agent for the shares of common stock and the warrant agent for warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as Transfer Agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”). Upon written or oral request, we will deliver a separate copy of this proxy statement and the accompanying 2022 Annual Report to any stockholder at a shared address to which a single copy of this proxy statement as well as the 2022 Annual Report was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (628) 251-1369 and 1390 Market Street, Suite 200, San Francisco, CA 94102.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement as well as the accompanying 2022 Annual Report, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

TG Venture Acquisition Corp.

Attn: Secretary
1390 Market Street, Suite 200

San Francisco, CA 94102

Tel: (628) 251-1369
Email: TGVC@tsangsgroup.co

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

E-mail: info@okapipartners.com

If you are a stockholder of the Company and would like to request documents, please do so by October 20, 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement, as well as the accompanying 2022 Annual Report, relating to the Company has been supplied by the Company.

The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

Annex A

Proposed Charter Amendment

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TG VENTURE ACQUISITION, CORP.

[●], 2023

TG Venture Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.       The name of the Corporation is “TG Venture Acquisition Corp.”

2.       This Certificate of Amendment (this “Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 29, 2021, as amended by that Certificate of Amendment, dated as of May 4, 2023 (the “Certificate”).

3.      The text of Section 9.1(b) of the Certificate is hereby amended and restated in its entirety to read in full as follows:

           “(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-l, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination 25 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents)) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”), and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

Notwithstanding the foregoing or any other provisions of the Certificate, in the event the Corporation has not consummated an initial Business Combination by December 5, 2023, the Corporation may, without further stockholder vote, elect to extend the Deadline Date on a monthly basis for up to five times by an additional one month each time after December 5, 2023, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Deadline Date, until May 5, 2024, or a total of up to six months after November 5, 2023.

4.       This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

5.      This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, TG Venture Acquisition Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

TG VENTURE ACQUISITION CORP.

By:
Name:	Pui Lan Patrick Tsang
Title:	Chief Executive Officer

Annex B

Proposed Trust Amendment

AMENDMENT NO. 3

TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 to Investment Management Trust Agreement (this “Amendment”) is made as of [●], 2023, by and between TG Venture Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). All capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Trust Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Trustee are parties to that certain Investment Management Trust Agreement, effective as of November 2, 2021, as amended by that certain (i) Amendment No. 1 to Investment Management Trust Agreement, effective as of November 2, 2021, and (ii) Amendment No. 2 to Investment Management Trust Agreement, effective as of May 4, 2023 (as so amended, the “Trust Agreement”);

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be amended with the approval of the holders of 65% or more of the then outstanding shares of Class A common stock and Class B common stock of the Company, voting together as a single class, at the stockholder meeting (the “Stockholders Consent”);

WHEREAS, the Company has obtained the Stockholders Consent to approve this Amendment; and

WHEREAS, each of the Company and the Trustee desire to amend the Trust Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

           “(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 30 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation of the Company if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; and provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.”

2.       Amendment to Exhibit B. The second paragraph of Exhibit B to the Trust Agreement is hereby amended and restated in its entirety to read as follows:

           “In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [ ] (1) as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company (as amended from time to time). Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

(1)	30 months from the closing of the Offering, or at a later date, if extended.”

3.       Miscellaneous Provisions.

3.1.      Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.       Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.       Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

3.4.       Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.       Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.       Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

3.7        Effect of Amendment. Except as provided in this Amendment, the Trust Agreement and all of its terms and conditions shall remain in full force and effect. On and after the date hereof, each reference in the Trust Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Trust Agreement as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

TG VENTURE ACQUISITION CORP.

By:
Name:	Patrick Tsang
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TGVC2023SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24113-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TG VENTURE ACQUISITION CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V24114-TBD

SPECIAL MEETING OF TG VENTURE ACQUISITION CORP.
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 27, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated **October 11**, 2023, in connection with the special meeting (the "Special Meeting") of TG Venture Acquisition Corp. ("TGVC") to be held at **10:00** a.m. Eastern Time on **October 27**, 2023, via a virtual meeting, and hereby appoints Pui Lan Patrick Tsang and Philip Rettger, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all common stock of TGVC registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/ prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND, IF PRESENTED, PROPOSAL 3.

(Continued and to be marked, dated and signed on reverse side)